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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of East West Bancorp, Inc. on Form S-8 of our report dated February 2, 1999, appearing in the Annual Report on Form 10-K of East West Bancorp, Inc. for the year ended December 31, 1998.



        /s/ DELOITTE & TOUCHE LLP


Los Angeles, California
September 30, 1999

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